Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Event
20.          Subsequent Event
California Wildfires
The Group expects its January 2025 California wildfires loss estimates to be in the range of $160 million to $190 million, net of expected recoveries, reinstatement premiums and tax, based on an insured industry loss estimate of $40 billion to $50 billion. The losses from these wildfires will be reflected in the Group’s first quarter 2025 earnings.